SUPPLEMENT DATED

DECEMBER 1, 2006

TO THE

PROSPECTUS

DATED JANUARY 31, 2006

OF

PRUDENT BEAR FUNDS, INC.
(NO LOAD SHARES)

        The first paragraph under the caption “WHAT ARE THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES?” on page 3 is revised as follows:

The Prudent Bear Fund seeks capital appreciation primarily through short sales of equity securities when overall market valuations are high and through long positions in equity securities when overall market valuations are low. The Prudent Bear Fund will hold more “short” equity positions than “long” equity positions when the dividend yield for the aggregate stock market is low relative to its historic range (i.e., overall market valuations are high). Its “short” equity positions will consist primarily of short sales of common stocks, short sales of stock indexes, short sales of stock index futures, purchases of put options on common stocks, purchases of put options on stock indexes and purchases of put options on stock index futures. In effecting short sales of common stocks and purchasing put options on common stocks, the Prudent Bear Fund’s investment adviser, David W. Tice & Associates, LLC (the “Adviser”) utilizes “bottom-up” investment analysis. This means the Adviser bases investment decisions on company-specific fundamental factors. In effecting short sales of stock indexes or stock index futures and purchasing put options on stock indexes or stock index futures, the Adviser utilizes a “top-down” investment approach that focuses on factors affecting the stock market or market sectors in general. Under most market conditions, the Adviser will use a combination of the above investment techniques with the percentage used by each to be determined by the Adviser’s evaluation of market conditions, the valuation and liquidity of individual stocks, and other factors.

        The second paragraph under the caption “PRINCIPAL INVESTMENT STRATEGIES” on page 11 is revised as follows:

The Prudent Bear Fund is not a “market timing” fund. However, it does increase or decrease (to a degree or dramatically) the amount of its “short” equity investments compared to its “long” equity investments in response to changes in the Adviser’s assessment of market conditions and its evaluation of the dividend yield for the aggregate stock market. Since the inception of the Prudent Bear Fund overall market valuations have been high with the result that its “short” equity positions have exceeded its “long” equity positions. Under such market conditions the Prudent Bear Fund normally would primarily effect short sales of individual stocks or purchase put options on individual stocks. However, in some circumstances (e.g., during strong market rallies, in periods of credit excess or when investors have a preference for speculative securities) the Adviser primarily will sell stock futures, sell short stock indexes or purchase put options on stock indexes or stock index futures.

        The third paragraph under the caption “PRINCIPAL INVESTMENT STRATEGIES” on page 11 is revised as follows:

The Prudent Bear Fund uses the following investment strategies which are additional principal investment strategies.

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